Vanguard Extended Duration Treasury Index Fund

Supplement to the Prospectus and Summary Prospectus Dated December 20, 2011

Effective immediately, the Fund’s purchase fee is increased from 0.25% to 0.50%. The purchase fee is paid directly to the Fund to offset the costs of buying securities. The fee increase is intended to better reflect transaction costs associated with the Fund’s purchases of zero-coupon U.S. Treasury Securities (Treasury STRIPS).

Prospectus and Summary Prospectus Text Changes

The “Fees and Expenses” section is restated as follows:

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee (other than on reinvested dividends or capital gains	0.50%	0.50%
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Institutional	Institutional Plus
	Shares	Shares
Management Expenses	0.07%	0.04%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.11%	0.08%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$61	$85	$112	$190
Institutional Plus Shares	$58	$76	$95	$152

Prospectus Text Changes

Under More on the Fund, the “Purchase Fee” section is restated as follows:

Purchase Fee

The Fund charges a 0.50% fee on all purchases of its shares, including shares that you purchase by exchange from another Vanguard fund. Purchases that result from reinvested dividend or capital gains distributions are not subject to the purchase fee.

Unlike a sales charge or a load paid to a broker or a fund management company, the purchase fee is paid directly to the Fund to offset the costs of buying securities.

See Investing With Vanguard for more information about fees.

Under Investing With Vanguard, the paragraph titled “Purchase Fee” in the “Purchasing Shares” section is restated as follows.

Purchase Fee

The Fund charges a purchase fee of 0.50% on all share purchases, including shares purchased by exchange from another Vanguard fund. The purchase fee does not apply to shares purchased through reinvested dividends or capital gains.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1275 022012

Vanguard World Fund

Supplement to the Statement of Additional Information Dated December 20, 2011

Important Change to the Extended Duration Treasury Index Fund

Effective immediately, the Fund’s purchase fee is increased from 0.25% to 0.50%. The purchase fee is paid directly to the Fund to offset the costs of buying securities. The fee increase is intended to better reflect transaction costs associated with the Fund’s purchases of zero-coupon U.S. Treasury Securities (Treasury STRIPS).

Statement of Additional Information Text Changes

The second paragraph under “Purchase of Shares (Other than ETF Shares)” on page B-27 is amended as follows:

For non-ETF purchases, the Extended Duration Treasury Index Fund charges a 0.50% purchase fee. The purchase fee is paid to the Fund to reimburse it for the transaction costs incurred from purchasing securities. The fee is deducted from all purchases, including exchanges from other Vanguard funds, but not from reinvested dividends or capital gains.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI023 022012